UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2022

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Hartford Financial Services Group, Inc.
One Hartford Plaza, Hartford, Connecticut 06155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Hartford Financial Services Group, Inc. (the “Company”) held its annual meeting of shareholders on May 18, 2022. Shareholders voted as follows on the matters presented for a vote:

1.The nominees for election to the Company’s Board of Directors were elected to hold office until the 2023 annual meeting of shareholders and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
LARRY DE SHON	282,887,048	1,300,117	306,925	20,955,057
CARLOS DOMINGUEZ	265,568,028	18,635,483	290,579	20,955,057
TREVOR FETTER	270,559,013	13,642,932	292,145	20,955,057
DONNA JAMES	283,319,658	907,638	266,794	20,955,057
KATHRYN MIKELLS	277,118,482	7,129,376	246,232	20,955,057
TERESA ROSEBOROUGH	278,835,199	4,279,020	1,379,871	20,955,057
VIRGINIA RUESTERHOLZ	280,853,676	3,395,041	245,373	20,955,057
CHRISTOPHER SWIFT	266,154,616	17,311,611	1,027,863	20,955,057
MATTHEW WINTER	281,023,073	3,201,067	269,950	20,955,057
GREIG WOODRING	283,451,632	753,341	289,117	20,955,057

2.The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022 was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
297,735,912	7,471,038	242,197	—

3.The proposal to consider and approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
266,378,846	17,593,287	521,957	20,955,057

4.Shareholders selected, on a non-binding, advisory basis, every 1 year as the preferred frequency for the advisory vote on named executive officer compensation based on the following votes:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
271,309,164	278,448	12,406,552	499,926	20,955,057

5.The shareholder proposal that the Company’s Board adopt policies ensuring its underwriting practices do not support new fossil fuel supplies was not approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,867,754	256,416,015	3,210,321	20,955,057

Item 9.01     Financial Statements and Exhibits

Exhibit No.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

May 19, 2022	By:	/s/ Donald C. Hunt
Name: Donald C. Hunt
Title: Senior Vice President and Corporate Secretary